UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2019

Cimpress N.V.

(Exact Name of Registrant as Specified in Its Charter)

The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building D, Xerox Technology Park

Dundalk, Co. Louth

Ireland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +353 42 938 8500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Ordinary Shares, par value of €0.01	CMPR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12.b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 17, 2019, Cimpress N.V. (the “Company”) and Cimpress Limited (“New Cimpress”) entered into the common draft terms of merger (the “Common Draft Terms of Merger”) with respect to the proposed cross-border merger of New Cimpress and the Company. The Common Draft Terms of Merger was entered into pursuant to the Company’s previously announced plan to seek shareholder approval to change its jurisdiction of incorporation from The Netherlands to Ireland (the “Redomestication”).

The Common Draft Terms of Merger provide, among other things, that upon the terms and subject to the conditions set forth therein, the Company will merge with and into New Cimpress, with New Cimpress as the surviving entity (the “Merger”). If the Merger is consummated, the Company’s shareholders will receive, on a one-for-one basis, ordinary shares of New Cimpress for ordinary shares of the Company. Prior to the Merger, New Cimpress will be re-registered as an Irish public limited company, or plc, and at the time of the Merger and thereafter would be known as Cimpress plc.

Assuming the other conditions to the Merger are satisfied, the Company expects to complete the Merger on or about December 3, 2019.

The foregoing summary of the Common Draft Terms of Merger is qualified in its entirety by reference to the full text of the Common Draft Terms of Merger, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The Merger will be effected in accordance with Dutch and Irish law, and the procedures prescribed for such cross-border mergers under “Directive 2005/56/EC of the European Parliament and of the Council of Ministers of 26 October 2005 on Cross-Border Mergers of Limited Liability Companies as repealed and codified by Chapter II, Title II of Directive 2017/1132/EU” (the “Directive”) and the enabling legislation in The Netherlands and Ireland with respect to the Directive. As required by the Directive, the Company and New Cimpress have each obtained a report of an independent third party expert (collectively, the “Reports”) stating among other things, the expert’s view as to whether the share exchange ratio in the Merger is fair and reasonable. The Reports are attached hereto as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The information included in Item 7.01 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K, and the information incorporated into this Item 7.01 by reference to Exhibits 99.1 and 99.2, is being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibits:

2.1	Common Draft Terms of Merger by and between Cimpress Limited and Cimpress N.V., dated September 17, 2019.

99.1	Report of Ernst & Young LLP (Netherlands), dated September 17, 2019.

99.2	Report of Ernst & Young LLP (Ireland), dated September 17, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

Important Additional Information Regarding the Redomestication and Where to Find it.

In connection with the Redomestication, the Company has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) and expects to file with the SEC and furnish to its shareholders a definitive proxy statement as well as other relevant materials concerning the Redomestication. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REDOMESTICATION, THE PARTIES TO THE REDOMESTICATION AND THE RISKS ASSOCIATED WITH THE REDOMESTICATION. Those documents, if and when filed, as well as the Company’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov or at the Company’s website at http://ir.cimpress.com/. Shareholders and other interested parties will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents (when available) by directing a request by mail to Investor Relations, Cimpress, 275 Wyman Street, Waltham, MA 02451 USA.

Participants in the Solicitation

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the transactions contemplated by the definitive proxy statement. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended June 30, 2019, which was filed with the SEC on August 9, 2019. Other information regarding potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement when it is filed.

Non-Solicitation

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward Looking Statements

Some statements in this Current Report on Form 8-K are “forward-looking” and are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These “forward-looking” statements include statements relating to, among other things, the anticipated completion and timing of the Redomestication. These statements involve risks and uncertainties that may cause results to differ materially from the statements set forth in this Current Report on Form 8-K, including the risk that the Redomestication may not be completed because the conditions to the Merger are not satisfied or the Company and New Cimpress decide not to proceed with the Merger and other risks and uncertainties referenced from time to time in our filings with the SEC. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to such statements to reflect any change in its expectations with regard thereto or any changes in the events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cimpress N.V.

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer

Date: September 19, 2019